EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended July 10, 2015

Current Month				Rolling Performance*				Rolling Risk Metrics* (August 2010 – July 2015)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-0.4%	-0.3%	-7.5%	4.6%	-4.8%	-2.7%	0.9%	-2.7%	9.9%	-28.6%	-0.2	-0.4
B**	-0.4%	-0.4%	-7.8%	4.1%	-5.3%	-3.3%	0.2%	-3.3%	9.9%	-29.9%	-0.3	-0.4
Legacy 1***	-0.4%	-0.3%	-6.4%	6.4%	-2.8%	-0.7%	N/A	-0.7%	9.7%	-23.7%	0.0	-0.1
Legacy 2***	-0.4%	-0.3%	-6.6%	6.4%	-3.0%	-0.9%	N/A	-0.9%	9.7%	-24.4%	0.0	-0.1
Global 1***	-0.4%	-0.3%	-6.3%	7.1%	-2.3%	-0.9%	N/A	-0.9%	9.4%	-21.9%	0.0	-0.1
Global 2***	-0.4%	-0.3%	-6.4%	6.9%	-2.5%	-1.1%	N/A	-1.1%	9.4%	-22.4%	-0.1	-0.2
Global 3***	-0.4%	-0.3%	-7.2%	5.4%	-4.1%	-2.8%	N/A	-2.8%	9.4%	-26.2%	-0.3	-0.4

S&P 500 Total Return Index****	0.0%	0.7%	2.0%	9.7%	17.0%	15.9%	7.6%	15.9%	11.7%	-16.3%	1.3	2.4
Barclays Capital U.S. Long Gov Index****	-0.1%	-1.5%	-5.9%	4.1%	-0.3%	5.9%	6.2%	5.9%	11.9%	-15.5%	0.5	0.9
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	42%					42%
Energy	11%	Short	Crude Oil	3.4%	Short	11%	Short	Crude Oil	3.5%	Short
			Brent Crude Oil	2.5%	Short			Brent Crude Oil	2.5%	Short
Grains/Foods	14%	Long	Soybeans	1.9%	Long	14%	Long	Soybeans	1.9%	Long
			Corn	1.8%	Long			Corn	1.8%	Long
Metals	17%	Short	Gold	5.8%	Short	17%	Short	Gold	5.8%	Short
			Silver	3.3%	Short			Silver	3.3%	Short
FINANCIALS	58%					58%
Currencies	25%	Long $	Euro	3.0%	Short	25%	Long $	Euro	3.0%	Short
			Canadian Dollar	2.2%	Short			Canadian Dollar	2.2%	Short
Equities	18%	Long	Dax Index	1.9%	Long	18%	Long	Dax Index	1.9%	Long
			DJ Eurostoxx 50 Index	1.8%	Long			DJ Eurostoxx 50 Index	1.8%	Long
Fixed Income	15%	Long	Eurodollars	2.9%	Long	15%	Long	Eurodollars	2.9%	Long
			U.S. Treasury Bonds	1.5%	Short			U.S. Treasury Bonds	1.6%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas and heating oil markets fell following forecasts for milder weather in July and the U.S Energy Information Administration reported elevated supplies. Crude oil markets declined as the number of operational U.S. drilling rigs rose for the first time this year and the Wall Street Journal reported Iran's intent to double its crude oil exports after sanctions are lifted.

Grains/Foods
Corn prices rose as the USDA reduced their estimates for this year’s harvest and lowered their outlook for near-term supplies. Cotton prices fell after the U.S. government unexpectedly cut in its demand forecast for China. Coffee markets declined with reports of elevated supply from Brazil. Live cattle prices fell, pressured by reduced seasonal demand for beef.

Metals
Gold and silver prices fell slightly after Federal Reserve Chairwoman Yellen said she saw signs the economy was improving and expects an interest rate increase later this year.  Platinum prices fell as China’s passenger-vehicle sales declined for the first time in two years. Copper markets declined as Greece's vote against austerity and moves by China to halt the collapse of domestic equities raised speculation that economic growth may falter and weaken demand.

Currencies
The Australian dollar weakened as iron ore prices fell and a further drop in Chinese stocks caused concerns in the market. The Canadian dollar weakened amidst the Greece crisis and speculation the Bank of Canada will cut its interest rate. Economic reports indicating Canada may be in a recession also pressured the currency.

Equities
U.S. equity markets finished slightly higher, while the Dax and Eurostoxx indices each finished up almost 3% on optimism the Greek debt crisis would be resolved.  The Nikkei index fell, pressured by concerns over falling Chinese stocks and position adjustment selling prior to the weekend. The Hang Seng also index fell after another round of government support measures failed to calm concern that investors who borrowed to buy shares will keep unwinding those trades at a record pace; trading was suspended on Thursday.

Fixed Income
U.S. Treasury markets, Bunds and Gilts markets all finished lower as tensions between Greece and international creditors eased later in the week and conditions in global equity markets, particularly China, began to improve on Friday.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.